EXHIBIT 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Steven B. Solomon, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Citadel Security Software, Inc. on Form 10-Q for the three months ended March 31, 2005, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on 10-Q fairly presents in all material respects the financial condition and results of operations of Citadel Security Software Inc.

/s/ STEVEN B. SOLOMON
Steven B. Solomon
Chief Executive Officer

May 16, 2005

I, Richard Connelly, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Citadel Security Software, Inc. on Form 10-Q for the three months ended March 31, 2005, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on 10-Q fairly presents in all material respects the financial condition and results of operations of Citadel Security Software Inc.

/s/ RICHARD CONNELLY
Richard Connelly
Chief Financial Officer

May 16, 2005